PDL BioPharma™











Lazard 9th Annual Healthcare Conference

November 13, 2012

Forward Looking Statements

This presentation contains forward-looking statements, including PDL's expectations with respect to its future royalty revenues, expenses, net income, and cash provided by operating activities. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:

- The expected rate of growth in royalty-bearing product sales by PDL's existing licensees;
- The relative mix of royalty-bearing Genentech products manufactured and sold outside the U.S. versus manufactured or sold in the U.S.;
- The ability of PDL's licensees to receive regulatory approvals to market and launch new royalty-bearing products and whether such products, if launched, will be commercially successful;
- The productivity of acquired revenue generating assets may not fulfill our revenue forecasts and, if secured by collateral, we may be undersecured and unable to recuperate our capital expenditures in the transaction;
- Changes in any of the assumptions on which PDL's projected revenues are based;
- Changes in foreign currency rates;
- Positive or negative results in PDL's attempt to acquire revenue generating assets;
- The outcome of pending litigation or disputes, including PDL's current dispute with Genentech related to ex-U.S. sales of Genentech licensed products; and
- The failure of licensees to comply with existing license agreements, including any failure to pay royalties due.

Other factors that may cause PDL's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are discussed in PDL's filings with the SEC, including the "Risk Factors" sections of its annual and quarterly reports filed with the SEC. Copies of PDL's filings with the SEC may be obtained at the "Investors" section of PDL's website at www.pdl.com. PDL expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in PDL's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

Key Information

Ticker	PDLI (NASDAQ)
Location	Incline Village, Nevada
Employees	Less than 10
2011 Revenues	$362 million
2011 Expenses	$18.3 million
2012 Regular Dividends (Payable Date)	$0.15 /share paid on March 14, June 14, September 14, and to be paid on December 14
2012 Regular Dividends (Record Date)	March 7, June 7, September 7 and December 7
Q3-2012 Cash Position[1]	$160.4 million
Shares O/S[2]	~ 140 million
Average Daily Volume	~ 2.5 million shares

1. As of September 30, 2012; 2. Not fully diluted

PDL BioPharma


PDL
BioPharma

Overview of PDL BioPharma



Antibody Humanization Technology



- Antibodies are naturally produced by humans to fight foreign substances, such as bacteria and viruses
- In the 1980's, scientists began creating antibodies in non-human immune systems, such as those of mice, that could target specific sites on cells to fight various human diseases
- However, mouse derived antibodies are recognized by the human body as foreign substances and may be rejected by the human immune system
- PDL's technology allows for the "humanization" of mouse derived antibodies by moving the important binding regions from the mouse antibody onto a human framework
- PDL's humanization technology is important because the humanized antibodies retain the binding and activity levels from the original mouse antibody
- PDL's technology has been incorporated into antibodies to treat cancer, eye diseases, arthritis, multiple sclerosis and other health conditions with aggregate annual sales of over $17 billion

Mission Statement

- **Queen et al. Patents**
  - Manage patent portfolio
  - Manage license agreements
- **Optimize return for shareholders**
- **Obtain new revenue generating assets**
  - Assets that improve shareholder return
  - Preferably backed by commercial stage products
  - Drug or medical devices with differentiated profile
  - Indifferent as to therapeutic field

Corporate Governance

Management

John McLaughlin
President & CEO

Bruce Tomlinson
VP & CFO

Christopher Stone
VP, General Counsel & Secretary

Caroline Krumel
VP of Finance

Danny Hart
Deputy General Counsel

Board of Directors

Jody Lindell

John McLaughlin

Paul Sandman

Harold Selick

Fred Frank
Special Advisor to Board

PDL BioPharma


PDL
BioPharma

Licensed Products and Royalty Revenue



Approved Licensed Products: Overview

Product	Licensee	2011 WW Sales	Approved Indications
AVASTIN bevacizumab	Genentech (US) and Roche (ex-US)	$5.7 billion	Metastatic colorectal cancer Advanced non-small cell lung cancer Renal cancer Metastatic HER2 – breast cancer Glioblastoma Ovarian cancer
Herceptin trastuzumab	Genentech (US) and Roche (ex-US)	$5.7 billion	Metastatic HER2+ breast cancer Metastatic HER2+ stomach cancer
LUCENTIS RANIBIZUMAB INJECTION	Genentech (US) and Novartis (ex-US)	$3.6 billion	Wet age-related macular degenerative (AMD) Macular edema or swelling following retinal vein occlusion Diabetic macular edema
Xolair Omalizumab	Genentech (US) and Novartis (ex-US)	$1.1 billion	Moderate to sever persistent allergic asthma First approved therapy designed to target the antibody IgE, a key underlying cause of the symptoms of allergy related asthma
TYSABRI (natalizumab)	Biogen Idec and Elan	$1.1 billion	Multiple Sclerosis (MS) in adult patients with relapsing forms of the disease Crohn's disease in adult patients with moderate-to-severe forms of the disease who have had an inadequate response to or are unable to tolerate conventional therapies
ACTEMRA tocilizumab	Roche and Chugai	$0.7 billion	Moderate to severe rheumatoid arthritis (RA), including patients who have had an inadequate response to one or more DMARDS
PERJETA pertuzumab	Genentech (US) and Roche (ex-US)	Approved on June 8, 2012	Previously untreated HER2+ metastatic breast cancer

Roche sales assumes 1.08775 CHF/USD

PDL BioPharma

How Long Will PDL Receive Royalties from Queen et al. Patents?

- **PDL's revenues consist of royalties generated on sales of licensed products**
  - Sold in a patented jurisdiction before the expiration of the Queen et al. patents in mid-2013 through end of 2014

    <u>or</u>

    Made prior to the expiration of the Queen et al. patents in a patented jurisdiction and sold anytime thereafter

Example of Antibody Bulk Manufacturing Schedule



Purification to Concentrated Bulk/Frozen
Cell Culture
3 mos
Quality Release Testing
1mo
1mo
Bulk Frozen Storage
2-18 months
1 mo
3 mos
5 mos
10 mos
15 mos
20 mos
27 mos

Example of Antibody Formulation, Fill and Finish Schedule



Thaw, Formulation & Vial Filling
½ month
Quality Release
1 month
Packaging & Quality
½ month
Inventory
2-3 months

PDL BioPharma

Queen et al Patents - Royalty Rates

- **Tysabri and Actemra**
  - Flat, low single-digit royalty
- **Genentech Products (Avastin, Herceptin, Lucentis[1] and Xolair)**
  - Tiered royalties on product made or sold in US
  - Flat, 3% royalty on product made and sold outside US
  - Blended global royalty rate on Genentech Products in 2011 was 1.8%
  - Blended royalty rate on Genentech Products in 2011 made or sold in US was 1.4%

Genentech Product Made or Sold in U.S.	
Net Sales up to $1.5 Billion	*3.0%*
Net Sales Between $1.5 Billion and $2.5 Billion	*2.5%*
Net Sales Between $2.5 Billion and $4.0 Billion	*2.0%*
Net Sales Over $4.0 Billion	*1.0%*
Genentech Product Made and Sold Ex-U.S.	
Net Sales	*3.0%*

1. As part of a settlement with Novartis, which commercializes Lucentis outside US, PDL agreed to pay to Novartis certain amounts based on net sales of Lucentis made by Novartis during calendar year 2011 and beyond. The amounts to be paid are less than we receive in royalties on such sales and we do not currently expect such amount to materially impact our total annual revenues in 2012.

Ex-US Manufacturing & Sales

- **Roche is moving some manufacturing ex-US which may result in higher royalties to PDL due to the flat 3% royalty for Genentech Products made and sold ex-US**
  - Current production at Penzburg (Herceptin) and Basel (Avastin) plants
    - In June 2011, Roche completed 191 million SFr upgrade and expansion of Penzberg facility
  - Two new plants in Singapore (antibodies and antibody fragments/proteins)



80%
70%
60%
50%
40%
30%
20%
10%
0%
57%
27%
54%
20%
56%
29%
70%
35%
69%
41%
70%
37%
Q1-2012
Q2-2012
Q3-2012
Q1-2012
Q2-2012
Q3-2012
Avastin
Herceptin
Ex-US Sales
Ex-US Manufacturing & Sales

Percent of Net Worldwide Sales

As reported to PDL by its licensee

PDL BioPharma


PDL
BioPharma

Royalty Products – Approved



Royalty Products - Avastin

- **Avastin**
- Herceptin
- Lucentis
- Xolair
- Tysabri
- Actemra
- Perjeta

✓ On December 23, 2011, Genentech/Roche announced EU approval in combination with chemotherapy for first line treatment of ovarian cancer.

✓ On October 31, 2012, Genentech/Roche announced EU approval in combination with chemotherapy for treatment of recurrent, platinum-sensitive ovarian cancer.

✓ On June 2, 2012, Genentech/Roche reported that Phase 3 trial in patients with metastatic colorectal cancer who received Avastin plus chemotherapy as initial treatment and then Avastin plus a different chemotherapeutic compared to patients who received only chemotherapy met its primary endpoint of overall survival (11.2 months compared to 9.8 months) and secondary endpoint of PFS (5.7 months compared to 4.1 months).

- Genentech/Roche expect to make a global filing in 2012.

✓ On August 10, 2012, Genentech/Roche announced that Phase 3 of Avastin plus radiation and chemotherapy in first line treatment of patients with newly diagnosed glioblastoma met its co-primary endpoint of a significant improvement in PFS.

- Data for final overall survival, the other co-primary endpoint, are expected in 2013.

Royalty Products - Herceptin

- Avastin
- **Herceptin**
- Lucentis
- Xolair
- Tysabri
- Actemra
- Perjeta

✓ In its October 16, 2012 conference call with the financial community, Roche reported worldwide sales growth of 12% in the first three quarters of 2012.

✓ Based on data presented at the European Society of Medical Oncology, neither six month treatment nor two year treatment appear to confer patient benefit beyond the current standard of care of one year treatment.

Royalty Products - Lucentis

- Avastin
- Herceptin
- **Lucentis**
- Xolair
- Tysabri
- Actemra
- Perjeta

- ✓ In its October 16, 2012 call with the financial community, Roche reported that Lucentis US market share declined by 8% in the first three quarters of 2012 with sales in AMD starting to stabilize.
- ✓ On August 10, 2012, FDA approved Lucentis for treatment of diabetic macular edema (DME).
  - Genentech launched Lucentis for DME on August 15, 2012 with a price of $1,170 per 0.3 mg dose equal to the cost of the 0.5 mg dose of Lucentis, which is approved in the U.S. for macular edema secondary to retinal vein occlusion (RVO) and wet age-related macular degeneration (AMD).
  - Lucentis is already approved for this indication in EU.

Royalty Products - Actemra

- Avastin
- Herceptin
- Lucentis
- Xolair
- Tysabri
- **Actemra**
- Perjeta

✓ On March 1, 2012, Genentech/Roche announced positive preliminary results showing that patients who received Actemra as monotherapy achieved a significantly greater reduction in disease activity (assessed by the mean change of DAS28) after 24 weeks than those given Humira monotherapy.
  - Statistical significance was also achieved on key secondary endpoints including DAS28 remission and low disease activity, ACR20, 50 and 70.

✓ Application for approval for Juvenile Idiopathic Arthritis expected in 2H2012 based on positive Phase 3 results.

✓ In its July 26, 2012 conference call with the financial community, Roche reported that worldwide sales increased by 39% in 1H12.

✓ On May 2, 2012, Genentech/Roche announced clinical trial results showing comparable efficacy of subcutaneous formulation of Actemra weekly compared to Actemra intravenous (formulation every four weeks.
  - Regulatory filings for approval expected in 2012.

✓ On October 15, 2012, Genentech/Roche announced that the label had been expanded to include patients who had an inadequate response to one or more disease-modifying antirheumatic drugs (DMARDs).

✓ In its October 16, 2012 call with the financial community, Roche reported worldwide sales growth of 34% in the first three quarters of 2012.

Royalty Products - Perjeta

- Avastin
- Herceptin
- Lucentis
- Xolair
- Tysabri
- Actemra
- **Perjeta**

✓ Genentech/Roche estimate annual peak sales in excess of $1 billion.

✓ Pertuzumab + Herceptin + docetaxel improved PFS by 6.1 months in first line treatment of HER2+ breast cancer patients compared to placebo + Herceptin + docetaxel (18.5 months v. 12.4 months, respectively).

✓ On December 7, 2011, Genentech/Roche announced that they had filed applications for approval in US and EU for treatment of patients with previously untreated, HER2+ metastatic breast cancer.

✓ On June 8, 2012, Genentech/Roche announced its approval by FDA for the treatment of patients with previously untreated, HER2+ metastatic breast cancer.

- Brand name is Perjeta.
- Launched one business day after approval.
- Price of $5,900/month.
- Genentech and Roche have notified PDL of its status as a licensed product.

✓ On June 22, 2012, Genentech/Roche announced that Perjeta met the secondary endpoint of overall survival in its Phase 3 trial.

✓ In its October 16, 2012 call with the financial community, Roche reported that it has a 31% new patient share in first line setting in US.


PDL
BioPharma

Potential Royalty Products – Development Stage



Potential Royalty Products – T-DM1

T-DM1
Breast HER2+ Cancer

Ocrelizumab
Multiple Sclerosis

Obinutuzumab
Chronic Lymphocytic Leukemia

Bapineuzumab
Alzheimer's Disease

Solanezumab
Alzheimer's Disease

Datoluzumab
Colorectal Cancer

Daclizumab
Multiple Sclerosis

Farletuzumab
Ovarian Cancer

- ✓ Genentech/Roche estimate annual peak sales in excess of $1 billion.
- ✓ On June 2, 2012, Roche/Genentech said that the Phase 3 trial of second line therapy in patients with metastatic HER2+ breast cancer comparing treatment with T-DM1 versus treatment with Tykerb and Xeloda showed:
  - Significant improvement in PFS of 35% (9.6 months v. 6.4 months);
  - One-year survival of 84.7% compared to 77.0%;
  - Response rate of 43.6% compared to 30.8%; and
  - Grade 3 or higher AE's of 40.8% compared to 57.0%
- ✓ On August 27, 2012, Genentech/Roche announced that it had filed in US for approval as second line therapy in patients with metastatic HER2+ breast cancer.
  - On November 6, 2012, Genentech/Roche announced that the its sBLA has been granted priority review with a PDUFA date of February 26, 2013.
  - Genentech/Roche announced at the same time that its MAA has been accepted for review in EU.
- ✓ On October 1, 2012, Genentech/Roche announced that Phase 3 trial of T-DM1 as second line therapy in metastatic HER2+ breast cancer patients comparing treatment with T-DM1 versus treatment with Tykerb and Xeloda reduced the risk of death by 32%, meeting the trial's coprimary endpoint.
- ✓ Genentech/Roche expect to file for approval as first line therapy in 2014.

Potential Royalty Products – Ocrelizumab

T-DM1
Breast HER2+ Cancer

Ocrelizumab
Multiple Sclerosis

Obinutuzumab
Chronic Lymphocytic Leukemia

Bapineuzumab
Alzheimer's Disease

Solanezumab
Alzheimer's Disease

Datoluzumab
Colorectal Cancer

Daclizumab
Multiple Sclerosis

Farletuzumab
Ovarian Cancer

- ✓ Genentech/Roche estimate annual peak sales in excess of $1 billion when approved.
- ✓ Genentech/Roche expect to file for relapsing multiple sclerosis and primary progressive multiple sclerosis approval for in 2015.

Potential Royalty Products – Obinutuzumab

T-DM1
Breast HER2+ Cancer

Ocrelizumab
Multiple Sclerosis

Obinutuzumab
Chronic Lymphocytic Leukemia

Bapineuzumab
Alzheimer's Disease

Solanezumab
Alzheimer's Disease

Datoluzumab
Colorectal Cancer

Daclizumab
Multiple Sclerosis

Farletuzumab
Ovarian Cancer

- ✓ Data from Phase 3 in front line treatment of CLL compared to chemotherapy due in 2013.
- ✓ Expected filing for CLL approval in 2013.
- ✓ Genentech/Roche estimate annual peak sales in excess of $1 billion.

Potential Royalty Products – Bapineuzumab

T-DM1
Breast HER2+ Cancer

Ocrelizumab
Multiple Sclerosis

Obinutuzumab
Chronic Lymphocytic Leukemia

Bapineuzumab
Alzheimer's Disease

Solanezumab
Alzheimer's Disease

Datoluzumab
Colorectal Cancer

Daclizumab
Multiple Sclerosis

Farletuzumab
Ovarian Cancer

✓ Both US Phase 3 trials in apoE4 and non-apoE4 carrier did not meet the primary co-endpoints of the trials.
  - Further development in mild-to-moderate Alzheimer's patients has been terminated.

Potential Royalty Products – Solanezumab

T-DM1
Breast HER2+ Cancer

Ocrelizumab
Multiple Sclerosis

Obinutuzumab
Chronic Lymphocytic Leukemia

Bapineuzumab
Alzheimer's Disease

Solanezumab
Alzheimer's Disease

Datoluzumab
Colorectal Cancer

Daclizumab
Multiple Sclerosis

Farletuzumab
Ovarian Cancer

- ✓ On August 24, Lilly announced that both of its Phase 3 trials did not meet the primary endpoints of cognitive and functional benefit.
  - A pre-specified secondary subgroup analysis of the pooled data from both trials showed that solanezumab slowed the cognitive decline in patients with mild disease but not patients with moderate disease.
  - On October 8, 2012, Lilly disclosed that the reduction in cognitive decline was 34% (p=.001) and there was a 17% reduction in functional decline as measured by ADCS-ADL that was not statistically significant (p=.057).
  - On October 8, 2012, researchers at the Alzheimer's Disease Cooperative Study reported that, based on their independent analysis of the data, there was a statistically significant reduction in cognitive decline as measured by ADAS Cog14 in the mild and moderate patients in the pooled data from both Phase 3 trials.
- ✓ Lilly said that it plans to discuss the data with regulatory authorities, and that its Phase 3 extension study is fully enrolled and on-going.
- ✓ PDL receives 12.5 year know-how royalty of 2% from date of first sale in addition to patent royalty of 3%.

PDL BioPharma

Genentech / Roche – Product Pipeline

US & EU Filings Calendar


Lucentis
AMD 0.5 mg PRN (US)
Avastin
mCRC TML
Herceptin
Subcutaneous Formulation
T-DM1
HER 2+ Advanced mBC
Actemra
JIA
Actemra
SC Formulation (EU)
Actemra
RA DMARD H2H (EU)
Avastin
Relapsed Ovarian (US)
Avastin
Ovarian Cancer 1st Line (US)
Avastin
Ovarian Cancer Plat. Rest.
Avastin
BC Adjuvant HER2+
Avastin
Glioblastoma 1st Line
Herceptin
BC HER 2+ Adj 2 Year
Actemra
Early RA
Xolair
Chronic Urticaria (US)
Obinutuzumab (GA101)
Chronic Lymphocytic Leukemia
T-DM1
HER 2+ mBC 1st Line
2012
2013
2014

1. Not a licensed product   Source: Roche investor update, February 1, 2012



Financials



Third Quarter 2012 Overview

	Quarter Ended September 30		Nine Months Ended September 30	
	(In thousands, except per share amounts)			
	2012	2011	2012	2011
Royalty revenues	$ 85,231	$ 83,370	$ 288,479	$ 278,833
G&A Expenses	5,647	3,960	17,737	13,516
Operating income	79,584	79,810	270,742	275,717
Interest expense	(6,514)	(9,007)	(23,087)	(27,941)
Income before income taxes	74,937	70,933	250,040	247,473
Income tax expense	26,362	25,017	87,779	87,026
Net income	48,575	45,916	162,261	160,447
Net income per share - Basic	$0.35	$0.33	$1.16	$1.15
Net income per share - Diluted	$0.32	$0.28	$1.08	$0.88

	September 30, 2012	December 31, 2011
Cash, cash equivalents and investments	$160,367	$227,946
Total assets	$249,896	$269,471
Total debt carrying value	$307,337	$409,985

PDL BioPharma


PDL
BioPharma

Debt



Current and Long-Term Liabilities

Convertible Notes	Conversion Rate per $1,000 Principal Amount	Approximate Conversion Price Per Common Share	Effective Date	Principal Balance Outstanding
May 2015 Notes	142.5217	$6.87	September 5, 2012	$155,250,000
Series 2012 Notes	162.885	$6.01	September 5, 2012	$179,000,000
February 2015 Notes	162.885	$6.01	September 10, 2012	$1,000,000
Secured Non-Recourse Notes	N/A	N/A	N/A	$0

- Bond hedge effectively increases conversion price in May 2015 Notes to $8.09.
- In 2011 and 2012, we restructured two convertible notes to "net-share" settled and eliminated 44 million dilutive shares from the diluted earnings per share calculation in the second quarter of 2012 when compared to the second quarter of 2011.
- In 3Q12, we retired the Secured Non-Recourse Note returning to PDL approximately 40% of the Genentech royalties currently dedicated to payment of the Notes quarterly principal and interest.



Legal Matters



Pending Dispute with Genentech and Roche

- **In August 2010, Genentech sent a fax on behalf of Roche and Novartis asserting its products do not infringe PDL's supplementary protection certificates (SPCs)**
  - Products include Avastin, Herceptin, Lucentis and Xolair
  - SPCs are patent extensions in Europe that are issued on a country-by-country and product-by-product basis

- **PDL Response**
  - Genentech's assertions are without merit
  - PDL disagrees with Genentech's assertions of non-infringement
  - Genentech had waived its rights to challenge our patents, including SPCs in its 2003 Settlement Agreement with PDL

- **2003 Settlement Agreement**
  - Resolved intellectual property disputes between the two companies at that time
  - Limits Genentech's ability to challenge infringement of PDL's patent rights, including SPCs, and waives Genentech's right to challenge or assist others in challenging the validity of our patent rights

Nevada Lawsuit Against Genentech/Roche

- **PDL filed a lawsuit against Genentech and Roche in Nevada state court**
  - Lawsuit states that fax constitutes a breach of 2003 Settlement Agreement because Genentech assisted Roche in challenging PDL's patents and SPCs
  - Complaint seeks compensatory damages, including liquidated damages and other monetary remedies set forth in the 2003 Settlement Agreement, punitive damages and attorney's fees
- **In November 2010, Genentech and Roche filed two motions to dismiss**
  - They contend that 2003 Settlement Agreement applies only to PDL's U.S. patents
  - They asserted that the Nevada court lacks personal jurisdiction over Roche
- **On July 11, 2011, court denied Genentech and Roche's motion to dismiss four of PDL's five claims for relief and denied Roche's separate motion to dismiss for lack of personal jurisdiction**
  - The court dismissed one of PDL's claims that Genentech committed a bad-faith breach of the covenant of good faith and fair dealing
  - Subsequent to the ruling, Roche has waived its defense that the Nevada court lacks personal jurisdiction for the purposes of this lawsuit
- **The court ruling allows PDL to continue to pursue its claims that**
  - Genentech is obligated to pay royalties to PDL on international sales of the Genentech Products
  - Genentech, by challenging, at the behest of Roche and Novartis, whether PDL's SPCs cover the Genentech Products breached its contractual obligations to PDL under the 2003 settlement agreement
  - Genentech breached the implied covenant of good faith and fair dealing with respect to the 2003 settlement agreement
  - Roche intentionally and knowingly interfered with PDL's contractual relationship with Genentech in conscious disregard of PDL's rights
- **Parties are currently in discovery and trial may be re-scheduled from current date of October 2013**


PDL
BioPharma

Optimizing Stockholder Return



Business Strategy

- **PDL is paid royalties by licensees of its Queen et al patents**
  - Last of Queen et al patents expire in December 2014
  - PDL will continue to be paid royalties thereafter on product made before patent expiration and sold after patent expiration
  - At some point thereafter, obligation of PDL's current licensees to pay royalties will cease
  - PDL shareholders have expressed interest in identifying additional revenue generating assets

- **Obtain new revenue generating assets**
  - Invest in new assets to be able to continue to pay dividends
  - Company continues as long as it can generate satisfactory return

- **If unable to acquire revenue generating assets on attractive terms**
  - Repay debt
  - Use all excess cash to pay dividends and/or buy shares to enhance shareholder return
  - Wind-up company in 2016 timeframe

Revenue Generating Assets

- **Wellstat Diagnostics**
  - On November 2, 2012 PDL provided $40.0 million to Wellstat Diagnostics in return for interest and royalties on Wellstat's small point of care diagnostics product.
    - Wellstat was founded by Samuel J. Wohlstadter, the company's CEO who was also a founder of Amgen, IGEN International (also a diagnostics system company and was acquired by Roche for approximately $1.4 billion) and BioVeris Corporation (also a diagnostics system company and was acquired by Roche for approximately $600 million).
    - Wellstat is developing a small point of care diagnostic system that utilizes a disposable cartridge, requires no user interaction, relies on standard blood collection techniques and can achieve sensitivity comparable to, or better than, central testing laboratories.
- **AxoGen**
  - In early October, PDL provided $20.8 million to AxoGen in return for royalties on certain AxoGen products.
    - AxoGen is a regenerative medicine company dedicated to commercialization of surgical solutions for peripheral nerve repair.
- **Merus Labs International**
  - PDL completed its first transaction in July 2012. PDL entered into a credit agreement with Merus Labs International under which PDL made available up to $55 million to Merus secured by, among other things, its approved drug for overactive bladder.

Investment Highlights

- **Strong historic revenue growth from approved products**
- **Potential for additional indications from existing products and new product approvals**
- **Three new revenue generating deals in 2012 with potential for additional deals**
- **No R&D burn**
- **Liquidity – volume averages 2.5 million shares/day**
- **Return to stockholders**
  - In 2011, paid regular, quarterly dividends totaling $0.60/share
  - In 2012, paid regular, quarterly dividends of $0.15/share on March 14, June 14 and September 14, and to be paid on December 14